Exhibit 10.48

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

among

AST TELECOM, LLC

as Borrower

ELANDIA, INC.

ELANDIA SOUTH PACIFIC HOLDINGS, INC.

ELANDIA DATEC ACQUISITION LTD.

GENERIC TECHNOLOGY LIMITED

DATEC (FIJI) LIMITED

NETWORK SERVICES LIMITED

BROCKER TECHNOLOGY GROUP (NZ) LIMITED

DATEC INVESTMENTS LIMITED

MOBILE TECHNOLOGY SOLUTIONS LIMITED

DATEC (SAMOA) LTD.

DATEC (TONGA) LIMITED

as Guarantors

ANZ FINANCE AMERICAN SAMOA, INC.

ANZ AMERIKA SAMOA BANK

as Lenders

and

ANZ FINANCE AMERICAN SAMOA, INC.

as Agent

October 30, 2006

i

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

THIS INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT (the “Agreement”) is made as of the 30th day of October, 2006, by and among AST TELECOM, LLC, a Delaware limited liability company (the “Borrower”), ELANDIA, INC., a Delaware corporation (“Elandia”), ELANDIA SOUTH PACIFIC HOLDINGS, INC., a Delaware corporation (“Holdings”), ELANDIA DATEC ACQUISITION LTD., a British Virgin Islands corporation (“Solutions”), GENERIC TECHNOLOGY LIMITED, a Fiji corporation (“Generic”), DATEC (FIJI) LIMITED, a Fiji corporation (“Fiji”), NETWORK SERVICES LIMITED, a Fiji corporation (“Network”), BROCKER TECHNOLOGY GROUP (NZ) LIMITED, a New Zealand corporation (“Brocker”), DATEC INVESTMENTS LIMITED, a New Zealand corporation (“Investments”), MOBILE TECHNOLOGY SOLUTIONS LIMITED, a New Zealand corporation (“MTS”), DATEC (SAMOA) LTD., a Samoa corporation (“Samoa”), DATEC (TONGA) LIMITED, a Tonga corporation (“Tonga” and together with Elandia, Holdings, Solutions, Generic, Fiji, Network, Brocker, Investments, MTS and Samoa, collectively, the “Guarantors” and each individually a “Guarantor”), ANZ FINANCE AMERICAN SAMOA, INC., an American Samoa corporation (“ANZ Finance”), ANZ AMERIKA SAMOA BANK, an American Samoa corporation (“ANZ Bank” and together with ANZ Finance, the “Lenders” and each a “Lender”), and ANZ FINANCE AMERICAN SAMOA, INC., an American Samoa corporation, as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. The Borrower, the Lenders and the Agent are parties to that certain Loan Agreement dated as of October 30, 2006 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which ANZ Finance has agreed to make revolving loans to the Borrower in an aggregate maximum principal amount not to exceed Five Million Dollars ($5,000,000) and ANZ Bank has agreed to make a term loan to the Borrower in an aggregate maximum principal amount not to exceed Eight Hundred Thousand Dollars ($800,000).

B. Elandia, Holdings and Solutions (collectively, the “Parent Guarantors”) are each a party to that certain Continuing Guaranty dated as of October 30, 2006 (as amended, restated, supplemented or otherwise modified, the “Parent Guaranty”), pursuant to which the Parent Guarantors guaranteed, among other things, the payment and performance when due of all debts, liabilities, obligations, covenants and duties of the Borrower arising under the Loan Agreement and related Loan Documents (as defined in the Loan Agreement).

C. Generic, Fiji, Network, Brocker, Investments, MTS, Samoa and Tonga (collectively, the “Affiliate Guarantors”) are each a party to that certain Deed of Continuing Guaranty dated as of October 30, 2006 (as amended, restated, supplemented or otherwise modified, the “Affiliate Guaranty”), pursuant to which the Affiliate Guarantors guaranteed, among other things, the payment and performance when due of all debts, liabilities, obligations, covenants and duties of the Borrower arising under the Loan Agreement and related Loan Documents (as defined in the Loan Agreement).

D. The Borrower, the Guarantors, the Lenders and the Agent wish to provide for the indemnification by the Borrower of the Guarantors and among the Guarantors with respect to amounts paid or assets sold by such Guarantors in connection with their obligations under the Parent Guaranty and the Affiliate Guaranty (together, the “Guaranties” and each individually a “Guaranty”).

E. It is a material condition precedent to the ANZ Finance’s obligation to make revolving loans and ANZ Bank’s obligation to make the term loan to the Borrower under the Loan Agreement, that the Borrower and the Guarantors enter into this Agreement.

F. Elandia is the sole shareholder of Holdings, Elandia and Holdings are the sole shareholders of Solutions, the Borrower and each of the Affiliate Guarantors is a direct or indirect subsidiary of Solutions, and the proceeds of the loans to be made by the Lenders under the Loan Agreement will result in a direct or indirect material economic benefit to each Guarantor.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Borrower and each Guarantor hereby agree as follows:

AGREEMENT

1. Definitions; Interpretation. Capitalized terms not otherwise defined herein shall have the meanings given in the Guaranties (and in the event of any conflict between the Parent Guaranty and the Affiliate Guaranty, the Affiliate Guaranty shall control) or, if not defined therein, the Loan Agreement. The rules of construction and interpretation specified in Section 1.2 of the Loan Agreement also apply to this Agreement and are incorporated herein by this reference.

2. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as Guarantors may have under applicable law (but subject to Section 4 hereof), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under a Guaranty or in respect of a Guaranteed Obligation, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part a claim of the Lenders and the Agent (or any of them) in respect of any Guaranteed Obligation, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

3. Contribution and Subrogation. Each Guarantor (for purposes of this Section 3, a “Contributing Party”) agrees (subject to Section 4 hereof) that, in the event a payment shall be made by any other Guarantor under a Guaranty or assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of the Lenders and the Agent (or any of them) in respect of any Guaranteed Obligation and such Guarantor (for purposes of this Section 3, the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 2, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets (or a pro rata amount thereof based on the portion of sale proceeds applied to satisfy such claim), as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date of the Guaranties and the denominator shall be the aggregate net worth of all Guarantors on the date of the Guaranties (for the foregoing purposes, the net worth of each Guarantor shall be determined on an unconsolidated basis, without duplication). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3 shall be subrogated to the rights of such Claiming Party under Section 2 to the extent of such payment.

4. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 2 and 3 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Guaranteed Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 2 and 3 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Borrower or any Guarantor with respect to its obligations hereunder, and the Borrower and each Guarantor shall remain liable for the full amount of their respective obligations hereunder. The Borrower and each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to the Borrower, any other Guarantor or any other Subsidiary of Elandia shall be fully subordinated to the indefeasible payment in full of the Guaranteed Obligations.

5. Obligations Absolute. The obligations of the Borrower and each Guarantor under this Agreement are irrevocable, absolute, independent and unconditional. The obligations of the Borrower and each Guarantor hereunder shall not be in any way limited or effected by any circumstance whatsoever including, without limitation, (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on any collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Guaranteed Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Agreement.

6. Limitation of Liability. The Borrower, each Guarantor, and by its acceptance of this Agreement, each Lender and the Agent, hereby confirms that it is the intention of all such Persons that this Agreement and the obligations of the Borrower and each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Fraudulent Transfer Law to the extent applicable to this Agreement and the obligations of the Borrower and each Guarantor hereunder. To effectuate the foregoing intention, the Lenders, the Agent, the Borrower and the Guarantors hereby irrevocably agree that if any Fraudulent Transfer Law is determined by a court of competent jurisdiction to be applicable to the obligations of the Borrower or any Guarantor under this Agreement, the obligations of the Borrower or such

Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under such Fraudulent Transfer Law, in each case after giving effect to all other liabilities of the Borrower or such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of the Borrower or such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

7. Continuing Agreement. The Borrower and each Guarantor agrees that this Agreement shall continue to be effective until all Guaranteed Obligations shall have been paid in full and neither the Lenders nor the Agent (or any of them) shall have any commitment to make loans or otherwise extend credit to the Borrower under the Loan Agreement.

8. Expenses; Default Interest. The Borrower and Guarantors jointly and severally agree to pay or reimburse the Lenders and the Agent (and each of them) for all expenses, including, without limitation, attorneys’ fees, incurred by the Lenders and the Agent (or any of them) in connection with the preparation, execution and delivery of this Agreement and of the Lenders and the Agent (or any of them) in connection with its enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement (including, without limitation, all such costs and expenses incurred during any “workout” or restructuring in respect of the loans made under the Loan Agreement and during any legal proceeding, including, without limitation, any proceeding under any applicable international, foreign, Federal, state or local bankruptcy, insolvency or other similar debtor relief laws). If the Borrower or any Guarantor shall fail to pay any amount when due hereunder, interest shall accrue on the unpaid amount thereof at the Default Rate from the date the Lenders or the Agent (or any of them) makes demand therefor until repaid in full by the Guarantors; provided, however, that interest shall not accrue at a rate in excess of the maximum rate permitted by applicable law.

9. Representations and Warranties. The Borrower represents and warrants to the Guarantors, the Lenders and the Agent, and each Guarantor represents and warrants to the Borrower, the other Guarantors the Lenders and the Agent, as follows:

(a) Existence and Power. Such Person is, in the case of the Borrower, a limited liability company, and in the case of each Guarantor, a corporation, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, as applicable. Such Person is duly qualified to do business in each jurisdiction where the failure to so qualify would be likely to have a material adverse effect on the business, operations, properties or financial condition of such Person. Such Person has full company or corporate, as applicable, power, authority and legal right to carry on its business and operations as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Agreement.

(b) Authorization. The execution, delivery and performance by such Person of this Agreement, have been duly authorized by all necessary company or corporate, as applicable, action of such Person, do not require any member or shareholder, as applicable, approval or the approval or consent of any trustee or the holders of any Indebtedness of such

Person, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on it or its certificate of formation and limited liability company agreement or certificate or articles of incorporation and bylaws, as applicable, and do not contravene the provisions of or constitute a default under any material indenture, mortgage, contract or other agreement or instrument to which such Person is a party or by which such Person or any of its properties may be bound or affected.

(c) Government Approvals, Etc. No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by such Person of this Agreement or in connection with any of the transactions contemplated hereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to the Agent).

(d) Binding Obligations, Etc. This Agreement has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, similar laws affecting creditors’ rights generally or general principles of equity.

(e) Solvency. Such Person is Solvent and each shall be Solvent immediately after the consummation of the transactions contemplated by this Agreement and the other Loan Documents.

10. Notices. All notices and other communications provided for in this Agreement shall be in writing or (unless otherwise specified) and shall be mailed (with first class postage prepaid) or sent or delivered to each party by facsimile or courier service at the address or facsimile number set forth below, or at such other address as shall be designated by such party in a written notice to the other parties.

If to Borrower	c/o AST Telecom, LLC
or Guarantors:	P.O. Box 478
Pago Pago, American Samoa 96799
Attn: Barry I. Rose
Facimile: 684-699-2105

If to Lenders	ANZ Finance American Samoa, Inc.
or Agent:	P.O. Box 3790
Pago Pago, American Samoa 96799
Attn: Gary A. Ayre, President
Facsimile: 684-633-5057

All notices sent by mail, if duly given, shall be effective three (3) Business Days after deposit into the mails, all notices sent by a nationally recognized courier service, if duly given, shall be effective one Business Day after delivery to such courier service, and all other notices and communications if duly given or made shall be effective upon receipt. Subject to applicable laws, any notice given by any Lender or the Agent to the Borrower or any Guarantor shall be deemed to be notice given to the Borrower and each Guarantor.

11. No Waiver; Cumulative Remedies. No failure by the Borrower or any Guarantor to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. No failure by Borrower or any Guarantor to validly execute and deliver this Agreement shall prejudice the Borrower’s, any Guarantor’s, any Lender’s or the Agent’s right to enforce this Agreement against the Borrower or any Guarantor. The rights and remedies provided herein are cumulative and not exclusive of any right or remedy provided by law.

12. Assignment. This Agreement shall inure to the benefit of the Borrower, each Guarantor, each Lender and the Agent and their respective successors and assigns. The Lenders and the Agent (and each of them) may at any time assign or otherwise transfer all or any part of its interest under this Agreement and to the extent of such assignment, the assignee shall have the same rights and benefits against the Borrower, each Guarantor and otherwise under this Agreement as if such assignee were a Lender or the Agent (as applicable). This Agreement shall be binding upon the Borrower and each Guarantor and neither the Borrower or any Guarantor may assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent (and each of them), and any such assignment or transfer purported to be made without such consent shall be ineffective. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guaranty to which it is a party, such Guarantor will cease to have any rights or obligations under this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Territory of American Samoa, excluding its conflicts of laws rules.

14. Waiver of Right to Trial by Jury. THE BORROWER AND EACH GUARANTOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT (A) ANY SUCH ACTION OR PROCEEDING SHALL NOT BE TRIED BEFORE A JURY AND (B) THE BORROWER, THE GUARANTORS, THE LENDERS OR THE AGENT (OR ANY OF THEM) MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER AND EACH GUARANTOR TO THE WAIVER OF ITS RIGHT TO A TRIAL BY JURY.

15. Consent to Jurisdiction. The Borrower and each Guarantor irrevocably submits to the nonexclusive jurisdiction of the High Court of American Samoa in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement or any other Loan Document, hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section 15 shall impair the right of the Lenders and the Agent (or any of them) to bring any action or proceeding hereunder in the courts of any other jurisdiction.

16. Entire Agreement; Amendment, Etc. This Agreement comprises the complete, final and integrated agreement of the parties hereto on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter. This Agreement may not be amended or modified except by written agreement of each Lender, the Agent, the Borrower and each Guarantor, and no provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

17. Executed in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

IN WITNESS WHEREOF, the Borrower and each Guarantor has caused its duly authorized officer to execute and deliver this Agreement as of the date first above written.

BORROWER:	AST TELECOM, LLC, a Delaware limited liability company

	By	/s/ Barry I. Rose
	Name:	Barry I. Rose
	Title:	Manager

GUARANTORS:	ELANDIA, INC., a Delaware corporation

	By	/s/ Harry G. Hobbs
	Name:	Harry G. Hobbs
	Title:	Chief Executive Officer and President

ELANDIA SOUTH PACIFIC HOLDINGS, INC., a Delaware corporation

By	/s/ Harley L. Rollins, III
Name:	Harley L. Rollins, III
Title:	Secretary and Treasurer

ELANDIA DATEC ACQUISITION LTD., a British Virgin Islands corporation

By	/s/ Harley L. Rollins, III
Name:	Harley L. Rollins, III
Title:	Secretary and Treasurer

GENERIC TECHNOLOGY LIMITED, a Fiji corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma

The Common Seal of Generic Technology Limited	)
was hereunto affixed in the presence of:	)

/s/ Michael James Ah Koy
Director: Michael James Ah Koy

DATEC (FIJI) LIMITED, a Fiji corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma

The Common Seal of Datec (Fiji) Limited	)
was hereunto affixed in the presence of:	)

/s/ Michael James Ah Koy
Director: Michael James Ah Koy

NETWORK SERVICES LIMITED, a Fiji corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma

The Common Seal of Network Services Limited	)
was hereunto affixed in the presence of:	)

/s/ Michael James Ah Koy
Director: Michael James Ah Koy

BROCKER TECHNOLOGY GROUP (NZ) LIMITED, a New Zealand corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma
Witness occupation: Accountant

Witness address:	Level 10, AMI Building, Albert Street, Auckland NZ

DATEC INVESTMENTS LIMITED, a New Zealand corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma
Witness occupation: Accountant

Witness address:	Level 10, AMI Building, Albert Street, Auckland NZ

MOBILE TECHNOLOGY SOLUTIONS LIMITED, a New Zealand corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma
Witness occupation: Accountant

Witness address:	Level 10, AMI Building, Albert Street, Auckland NZ

DATEC (SAMOA) LTD., a Samoa corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma

The Common Seal of Datec (Samoa) Ltd.	)
was hereunto affixed in the presence of:	)

/s/ Michael James Ah Koy
Director: Michael James Ah Koy

DATEC (TONGA) LIMITED, a Tonga corporation

By	/s/ Michael James Ah Koy
Name:	Michael James Ah Koy
Title:	Director

In the presence of:

Witness signature	/s/ Surya D. Sharma
Witness name: Surya D. Sharma
Witness occupation: Accountant

Witness address:	Level 10, AMI Building, Albert Street, Auckland NZ

Accepted:

ANZ FINANCE AMERICAN SAMOA, INC., an American Samoa corporation, as Lender

By	/s/ Gary A. Ayre
Name:	Gary A. Ayre
Title:	President

ANZ AMERIKA SAMOA BANK, an American Samoa corporation, as Lender

By	/s/ Gary A. Ayre
Name:	Gary A. Ayre
Title:	President

ANZ FINANCE AMERICAN SAMOA, INC., an American Samoa corporation, as Agent

By	/s/ Gary A. Ayre
Name:	Gary A. Ayre
Title:	President